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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 11, 2003
                                                           -------------


                                  LIN TV CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                      001-31331                 05-0501252
------------------------------- -------------------------- ---------------------
(State or other jurisdiction of (Commission File Number)       (IRS Employer
      incorporation)                                         Identification No.)


Four Richmond Square, Suite 200, Providence, Rhode Island          02906
---------------------------------------------------------         -------
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (401) 454-2880
                                                           --------------



            --------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.
         ------------

     LIN TV Corp. ("LIN TV") has been advised that several of its senior executives have established separate structured diversification plans to sell a limited portion of their LIN TV stock holdings at specified dates and prices over a one-year period. The LIN TV executives that have entered into such separate diversification plans are Gary R. Chapman, Paul Karpowicz, Gregory Schmidt, Deborah R. Jacobson, Peter E. Maloney and Denise M. Parent.

     The plans have been established pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, which provides guidelines for corporate executives to prearrange sales of his or her company's securities. It is anticipated that the activity under the plans will involve up to an aggregate of approximately 170,000 shares of LIN TV class A common stock, which is approximately 0.4% of the aggregate number of shares of LIN TV common stock outstanding, and less than 10% of the total number of shares of LIN TV common stock beneficially owned by the executives entering into such plans.

     The plans cover shares of LIN TV class A common stock that the executives will receive in installments upon exercise of "phantom units" issued in exchange for the 1998 cancellation of vested stock options held by the executives. The executives hold a total of 521,071 phantom units as follows: Mr. Chapman, 251,694; Mr. Karpowicz, 83,129; Mr. Schmidt, 78,805; Ms. Jacobson, 47,619; Mr.
Maloney, 58,395; and Ms. Parent, 1,429, and, upon exercise, the executives are entitled to receive one share of class A common stock for each phantom unit held. Each executive has selected a different schedule to exercise his or her phantom units, based on either specific numbers of shares to be received on specified dates and/or specific numbers of shares to be received upon the market price for the class A common stock meeting specified targets.

     The Rule 10b5-1 plans cover a one-year period, and provide for sales of a percentage of the shares received upon each exercise of an executive's phantom units during this period, subject to specified daily volume limits and price requirements, shortly after an executive receives such shares for his or her phantom units.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            LIN TV Corp.



Date: June 12, 2003                         By: /s/  William A. Cunningham
                                               ---------------------------------
                                            Name: William A. Cunningham
                                            Title: Vice President and Controller